Page 30
Exhibit 10(iii)A(5)(b)
Exhibit 10(iii)A(6)(b)


                                    AMENDMENT
                                       TO
                         SEVERANCE PROTECTION AGREEMENT

     THIS  AMENDMENT  made as of this ____ day of  _____________,  1996,  by and
between  National  Service  Industries,   Inc.,  a  Delaware   corporation  (the
"Company"), and ____________________ (the "Executive");

                                   WITNESSETH

     WHEREAS, the Company entered into an agreement ("Agreement") with the Executive, dated _________________, providing for the payment of certain compensation and benefits to the Executive in the event his employment is terminated as a result of, or in connection with, a Change in Control of the Company; and

     WHEREAS, effective as of August 31, 1996, the Company is reorganizing (the "Restructuring") its operations into several newly-formed subsidiary corporations and limited partnerships (individually, a "Subsidiary" and together, the "Subsidiaries"); and

     WHEREAS, the Company and the Executive desire to amend the Agreement to reflect the fact that Executive may be primarily employed by, and/or primarily perform services for, a Subsidiary (or several Subsidiaries); and

     WHEREAS, the Executive will continue to perform valuable services that inure to the financial benefit of the Company and its shareholders;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties agree to amend the Agreement as follows:

                                       1.

     Each place in the Agreement where a reference to the "Company" appears that relates to the Executive's employment, termination of employment or performing services, including the definitions of "Cause" and "Good Reason," shall now mean and include the Subsidiary which is the primary employer of the Executive. Further, in each place where the Agreement now refers to a benefit plan or program, payment of compensation, compensation arrangement or other similar plan or program maintained by the Company, such reference shall now include any plan, program or arrangement maintained or established by the Subsidiary.

                                       2.

     Notwithstanding the provisions of Paragraph 1 above, the references in the definitions of "Change in Control," "Threatened Change in Control," "Threatened Change in Control Period" and similar references to changes in ownership and

                                                                         Page 31
                                                          Exhibit 10(iii)A(5)(b)
                                                          Exhibit 10(iii)A(6)(b)


control of the Company shall continue to mean and refer to National Service Industries, Inc., a Delaware corporation.

                                       3.

     In consideration of the Executive's performing valuable services for the Subsidiary, the Subsidiary does hereby guarantee the payment and performance by the Company of all of the Company's obligations and responsibilities under the Agreement.

                                       4.

     The Executive hereby agrees that under the Agreement the Restructuring (i) shall not be deemed to constitute a Change in Control, and (ii) shall not result in a termination of the Executive's employment.

                                       5.

     The Appendix to the Agreement shall be replaced by the Appendix attached hereto.

                                       6.

     Except as hereby modified, the terms and conditions of the Agreement shall remain in full force and effect. This Amendment shall be effective as of August 31, 1996.

Page 32
Exhibit 10(iii)A(5)(b)
Exhibit 10(iii)A(6)(b)




     IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

                                           EXECUTIVE:




                                           NATIONAL SERVICE INDUSTRIES, INC.


                                           By:

     The undersigned Subsidiary does hereby agree to the terms and conditions of the Agreement and to pay and perform the obligations described in Paragraph 3 of this Amendment.

         This ____ day of __________________, 1996.

                                           SUBSIDIARY:




                                           By:

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                                                                         Page 33
                                                          Exhibit 10(iii)A(5)(b)
                                                          Exhibit 10(iii)A(6)(b)

                                    APPENDIX

                                 (As of 8/31/96)

                     Executives' Deferred Compensation Plan


            Supplemental Retirement Plan for Executives (or similar
              supplemental retirement plan covering the Executive)

                         Senior Management Benefit Plan


                             Executive Savings Plan


                           Long-Term Incentive Program


                   Management Compensation and Incentive Plan


       Pension Plan C (or similar retirement plan covering the Executive)


 Retirement and 401(k) Plan (or similar deferred compensation plan covering the
                                            Executive)

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Exhibit 10(iii)A(5)(b)
Exhibit 10(iii)A(6)(b)

Dear

     You currently have a letter agreement with the Company relating to the payment of a bonus in the event of a Change in Control of the Company. In connection with the restructuring of the Company that will be effective August 31, 1996, this will confirm that the the references in the letter to your being in the "employ of the Company' includes your being in the employ of a direct or indirect subsidiary corporation or subsidiary partnership of the Company.

                                         Sincerely,



                                         NATIONAL SERVICE INDUSTRIES, INC.



                                         By: